The Oncology Institute of Hope & Innovation

March 2026

Investor Presentation



Disclaimer

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

Some of the information in this presentation is not historical in nature and may constitute forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans, projections or intentions may also include forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company's annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company's most recent annual, quarterly or current report as filed or furnished with the SEC. The Company's SEC reports are available at https://theoncologyinstitute.com/ under the "Investor Relations" tab. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Goals, targets, expectations and/or projections are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary and such variations may be material. Nothing in this should be regarded as a representation by any person that these goals, targets, expectation and/or projections will be achieved and the Company undertakes no duty to update them.

Non-GAAP Financial Measures

To supplement the Company's financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the company uses certain non-GAAP financial measures in this presentation, including Adjusted EBITDA. The company believes that this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts.

Unaudited Financial Information

This presentation contains unaudited financial information. The unaudited financial information has been prepared on the same basis as the Company's audited financial statements and, in the opinion of management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by the Company with the SEC, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason.



Investment Highlights

01

Leading national oncology-focused VBC Platform

02

Large TAM, with long-term growth driven by secular trends

03

19-year history[1] of differentiated care delivery, controlling costs and improving outcomes

04

Multiple growth channels across diversified business model

05

Management team with deep industry experience

06

28% revenue growth in 2025, with a breakeven Adjusted EBITDA in 4Q25; expecting positive Adjusted EBITDA in 2026

Notes:
(1) Figure as of March 2026

TOI is Purpose-Build to Execute Within Value-Based Oncology Care

Comprehensive, Scalable Network

*Oncology-focused network spans **122 employed and 200+ network providers across five states***

*Value-based contracts covering with health plans and risk-bearing providers **covering 2 million lives***

Embedded Specialty Pharmacy

***$269 million in annual pharmacy volume**[1] ensures lowest cost procurement to partners*

***In-house operation** optimizes treatment access, patient protocols and formulary management*

High-Touch, Collaborative Care Model

*Coordinated care teams executing an **evidence-based clinical operating framework***

*Operational emphasis on patient experience evidenced by **TOI's 4.6 out of 5 patient satisfaction rating**[2]*

Unified Technology Infrastructure

***Clinically focused systems to understand the provider and patient journey** and develop actionable insights*

*Advanced data and analytical capabilities **augmented by expanding AI use cases***

Notes:
(1) For year ended December 31, 2025
(2) Average patient rating across >3,500 Google Reviews; also comparable to 90.7 Press Ganey score for 2024

TOI is a High-Growth, Full-Service, Value-Based Oncology Provider

2.0+ million	19	60+	300K+
Value-based lives	Years in business[1]	Active major payor contracts (across capitation and fee for service)	Total patient encounters in **2025**[2]

Revenue ($ in millions)


$199
$252
$324
$393
$503
2021
2022
2023
2024
2025

Revenue Mix (%)


1%
16%
54%
29%
Specialty Pharmacy
Capitation
Fee for Service ("FFS")
Clinical Trials & Other

Notes:
Figures are as of December 31, 2025, unless otherwise noted
(1) Figure as of March 2026
(2) Across clinic, hospital, pharmacy and clinical trials

TOI Operates in a Large and Growing Market for Oncology Services

U.S. Oncology Market Growth[1] ($ in billions)



CAGR: 13%
$99
$180
2023
2028E

Key Drivers

- **Rapid Growth in Senior Populations**
- **Escalating Cancer and Obesity Trends**
- **High-Cost Therapies and Inflationary Pressures**

Significant Pressure on Payor Utilization

- *Oncology is the fastest-growing area of healthcare spend*
- *Payors are shifting treatment to non-hospital settings to drive cost savings*
- *<10% of Oncology spend is managed; >90% FFS spend is whitespace*

VBC Payor Painpoints

> "We will further strengthen specialty pharmacy management, advance behavioral health support and expand care management programs for members with elevated care needs. Established programs in oncology and serious mental illness are **delivering savings for our health plans** in the face of heightened utilization trend"
>
> *- Elevance Health, CEO*

> "We consistently see more services being offered and bundled as part of each ER visit and clinical encounter. In short, most encounters are intensifying in services and costing more"
>
> *- UnitedHealthcare, CEO*

TOI is optimally positioned for a transition of oncology care away from predominantly fee-for-service to value-based arrangements

Notes:
(1) Includes orally- and clinician-administered anticancer therapies only (excludes supportive care, professional fees, radiation oncology)
Sources: National Cancer Institute Cancer Trends Progress Report; American Cancer Society The Costs of Cancer, IQVIA

Our Growth Model starts with Capitation, and is Enhanced by Pharmacy and Other Wraparound Services


Step 1
TOI contracts with Payor to manage oncology care via:
Step 2
Oncology patients seen for capitated outpatient medical oncology services in TOI or network clinic
Step 3
TOI captures additional clinical revenue from services not included in capitation for outpatient medical oncology
Narrow Network
TOI Clinics
Specialty Pharmacy
Imaging
Carveout Drugs
Clinical Research
Fully Delegated
TOI Clinics
TOI Network
Specialty Pharmacy
Imaging
Carveout Services
Clinical Research
Future State: Network Services

TOI's Rapidly-growing Specialty Pharmacy is an Attractive Wraparound Service For Patients And Payors

Specialty Pharmacy

- TOI's specialty pharmacy is a convenient and affordable option for patients and network providers, while driving strong economics for TOI
  - Lowering patient out-of-pocket copays
  - Improving medication regimen adherence and compliance
  - Reducing cost to payors vs. independent specialty pharmacies
  - ~100% utilized for in-office or mail-order dispensing
  - Fulfills virtually all Part D scripts across TOI employed network
- Future expansion opportunities include:
  - Distributing drugs to network partners without procurement capabilities (large TAM opportunity)
  - Operating standalone specialty pharmacy
- Specialty pharmacy operations significantly enhance in-network script volumes, reducing OON leakage

Scripts Per 1K Clinic Visits(1)



114
121
153
180
199
4Q24
1Q25
2Q25
3Q25
4Q25

Multi-Year Growth in Script Volume



# of Scripts
Revenue Per Script ($ in Ks)
$9,526
$9,327
$8,829
$8,050
8,329
11,133
20,379
33,438
2022
2023
2024
2025

Notes:
(1) Clinic visits include general clinical evaluations and management

TOI has a National Footprint, with Substantial Headroom for Potential Growth

Lives by State (Lives in thousands)



CA
Non-CA
1,880
67
1,813
2,015
249
1,765
2024
2025

Revenue by State ($ in millions)

White Space Within Existing Markets[1]	
TOI Penetration in California:	7.3%
TOI Penetration in Non-CA:	2.2%



CA
Non-CA
$393
$78
$315
$503
$112
$391
2024
2025

Key Partners

Managed Care Organizations	Independent Physician Associations	Delegated Provider Groups
Elevance Health	AltaMed	Optum
Humana	Astrana Health	ChenMed
Florida Blue	AppleCare Medical Group	MaxHealth
	NAMM California	
	carelon	

Notes:
(1) Reflect TOI's 2025 revenue as a percent of TAM; TAM reflects Medicare Advantage, Managed Medicaid, and Commercial lives in TOI states (CA, FL, NV, AZ, OR); Assumes revenue PMPM of $50, $10 and $5 for Medicare Advantage, Managed Medicaid, and Commercial, respectively
Source: Mark Farrah Associates

TOI uses Two Value-based Contracting Models, Based on Market Needs

	Value-based	
	Narrow Network Capitation	**Delegation, Open-Network Capitation**
Description	TOI acts as exclusive oncology provider under a payor (managed care, IPA, or delegated provider)	TOI manages entire oncology benefit for payor, from network design to payment adjudication
Key Benefits	• Recurring fixed payments • High margin, due to tightly-controlled populations	• Recurring fixed payments • Highly scalable • Higher revenue per patient due to hybrid employed and network model
TAM	Medium	Large
Expected MLR Performance[1]	~65-70%	~80-85%
TOI Revenue (2025)	$85M	$11M

Future of TOI →

Notes:
(1) MLR is defined as payroll, third-party charges, medical supplies plus IV drug costs incurred by TOI divided by net capitation revenue

TOI also has a Profitable and Growing Fee For Service Business, to Support Community Demand and Payors Not Yet Ready for Value-based Models

	Medical Oncology[1]	Radiation Oncology[1]	Hematology[1]	Specialty Pharmacy	Clinical Trials and Other
Description	TOI provides diagnostics, treatment planning and monitoring, and infusion suite services in TOI clinics on an outpatient basis for IV and injectable therapies, by billing for provider time, supplies, and drugs on a cost-plus model	TOI provides diagnostics, treatment planning and monitoring, dosimetry and radiosurgery procedures in TOI clinics for patients utilizing radiation oncology in conjunction with medical oncology or on an independent basis	Given hematology is a complementary specialty to oncology, with many providers dual-certified, and many hematology patients also requiring infusion suites, TOI also provides hematology services such as iron infusions and blood transfusions	TOI prescribes and delivers oral and self-injectable medication, as well as other medications that may be preferred by patients or payors through a pharmacy benefit, through an in-house specialty pharmacy; in current state, this is exclusively for the benefit of patients seen in TOI clinics for other oncology / hematology care	TOI providers serve as principal investigators, and TOI's clinics serve as research facilities for clinical trials sponsored by pharmaceutical companies, which are billed on a per-activity basis within the parameters of the individual clinical trial
2025 Revenue	$141M	$7M	N/A	$269M	$5M
2025 Revenue Growth Rate	9%	21%	N/A	50%	N/M

Notes:
(1) Included in Patient Services segment within the Company's 2025 10-K

Creating Proven Results: Equal or Better Cancer Care Outcomes, At Less Cost To Payors and Patients

Superior Cost Outcomes…

~70% Overall MLR[1]	**29%** Lower Inpatient Admissions[1]	**>25%** Lower Median Total Healthcare Costs for Patients[1]
~23% Typical Payor Savings in Year 1 of TOI Contract[2]	**33%** Fewer ER Visits Among Newly-Diagnosed Patients[1]	**~5%** Typical TOI Capitation Annual Price Escalator

… With Strong Quality Metrics

29% Lower Inpatient Admissions[1]	**123%** Improved Patient Satisfaction with Overall Health[1]	**3 of 4** CMS MIPS Quality Measures TOI Outperforms Avg. Provider
35% Improvement in Patient Satisfaction with Care[1]	**33%** Fewer ER Visits Among Newly-Diagnosed Patients[1]	**4.6 out of 5** Patient Satisfaction Rating[3]

TOI has a model that achieves the same or better oncology outcomes at a lower cost

Notes:
(1) Based on study on TOI patient population conducted by researchers at Stanford University in collaboration with the American Society of Clinical Oncology, and published in the Journal of Oncology Practice in September 2019 titled "Lay Health Worker-Led Cancer Symptom Screening Intervention and the Effect on Patient-Reported Satisfaction, Health Status, Health Care Use, and Total Costs: Results from a Tri-Part Collaboration"
(2) Average weighted payor savings for new TOI capitation contracts signed 2024 and 2025
(3) Average patient rating across >3,500 Google Reviews; also comparable to 90.7 Press Ganey score for 2024

Purpose-Built Technology Stack that will Drive Significant OpEx Efficiencies

TOI is actively adopting AI to deliver better patient care and improve operational productivity as we scale

Patient Intake

- Prior Authorization
- Self-Service Patient Portal
- Electronic Medical Records
- Payor Portal Integration
- Digital Appointment Scheduling and Availability
- Referral Source Market Mapping and Funnel Management
- Call Center Connectivity

Care and Cost Management

- Proprietary Clinical Pathways Portal
- Customized Practice Management Software
- Clinician-to-clinician Care Coordination
- Ambient Clinical Note Taking

Collections and Financial Analytics

- Prior Authorization
- Self-Service Patient Portal
- Electronic Medical Records
- Payor Portal Integration
- Digital Appointment Scheduling and Availability
- Referral Source Market Mapping and Funnel Management
- Call Center Connectivity

TOI Proprietary or Customized Software

Currently AI enabled

Future AI roadmap

Proven Ability to Maintain Stable MLR As Platform Continues to Rapidly Scale

Why TOI Wins

TOI model inherently provides greater stability to MLR relative to peers

Industry-leading utilization management platform

- Employed physician model enables superior utilization management

Scaled drug procurement drives margin on risk encounters and Part D offers stability to platform

- Advanced capabilities in actuarial management

Hybrid care delivery model enables differentiated patient engagement, wraparound services, and ability to scale network, by leveraging TOI's network control

- Supports differentiated pricing model driving growth
- Technology-enabled care delivery

Consistent MLR Performance Despite Elevated Industry Utilization



Cap Revenue ($M) (1)
MLR(1)(2)
69%
61%
72%
68%
68%
$17.0
$17.0
$18.5
$20.4
$23.2
4Q24
1Q25
2Q25
3Q25
4Q25

Ownership of the specialty pharmacy lets TOI manage unfavorable drug price trends

Notes:
(1) Excludes gain share contract revenue
(2) MLR is defined as payroll, third-party charges, medical supplies plus IV drug costs incurred by TOI divided by net capitation revenue

Measurable New Capitation Contract Ramp

	Pre-Contracting	Months 0-3	Months 4-9	Months 10-12+
	Underwriting	"Continuity of Care" Period	Implementation of TOI Pathways	Contract Maturity
Cash Inflow	N/A	Monthly payments	Monthly payments	Monthly payments
Cash Outflow	N/A	Limited outflows	Catch-up on outflows	Run-rate
Contract Margin Contribution	N/A	~Breakeven	Ramping	Maturity
Wraparound Attachment	N/A	~Limited	Ramping	Growing
Comments	Contract priced based on 1-3 years actual claims history and TOI-specific cost-of-care benchmarks	Patients see out-of-network providers to complete existing care plans; new patient starts directed in-network	Patients fully transitioned over to TOI clinics or in-network TOI providers; generally high initial utilization of network providers	Patient referral patterns and utilization management processes established; TOI clinics capture increasing share of visits

Management Team and Board Leadership with Deep Industry Experience



Daniel Virnich, MD
Chief Executive Officer

- Joined TOI in 2020 as COO, CEO since 2023
- 20+ years of executive leadership and value-based care operations experience
- Previously, served as President of DaVita Medical Group, Florida and Senior VP of Operations for Healthcare Partners in Southern California

Prior Experience

DaVita Medical Group
OPTUM
TEAMHealth



Rob Carter
Chief Financial Officer

- Joined TOI in 2021 as VP of Finance, CFO since 2024
- 15+ years of finance leadership experience in healthcare focused on FP&A and analytics
- Previously, served as Head of FP&A at Hoag Health System and held several FP&A leadership roles at SCAN Health Plan and McKesson

Prior Experience

hoag
scan
MCKESSON



Anne McGeorge
Chairman of the Board

- Joined TOI Board in 2021, Chairman since August 2025
- 35+ years of experience providing strategic and operational guidance to healthcare organizations
- Has served as Operating Partner of Havencrest Healthcare since 2018 and previously served as Managing Partner of Grant Thornton

Prior Experience

Grant Thornton
Deloitte.
Arthur Andersen



Jordan McInerney
Chief Development Officer

Prior Experience

HOPCo
stryker



Jeffrey Langsam, DO
Chief Clinical Officer

Prior Experience

cigna
aetna



Yale D. Podnos, MD
Chief Medical Officer

Prior Experience

HCA Healthcare
UNC Health



Kristin England
Chief Administrative Officer

Prior Experience

MCKESSON
Dartmouth-Hitchcock



Stephen Cella
SVP, Finance

Prior Experience

CARLYLE
SUN CAPITAL



Rakesh Panda
Chief Information Officer

Prior Experience

cisco
Infosys

Financial Overview





Financial Highlights

01
Diversified business model across contracting models, geographies, and populations

02
High revenue visibility: recurring treatment models and subscription-like contracts

03
Direct cost control over oncology therapeutic regimens

04
Durable growth trajectory, supported by long-term oncology cost inflation

05
Increasing economies of scale in drug purchasing

06
On track for positive Adjusted EBITDA in 2026

07
Strengthened balance sheet following capital markets issuances and reduced debt by $24M in 2025

Capture of Delegated Members Within TOI Clinics Drives Embedded Earnings Upside


Market Maturation
Growth
Quality
Margin
Expansion of Wraparound Services During TOI Clinic Visits
Influence Organic Referral Patterns (Cap and FFS) Towards TOI Clinics
Market Go-Live
Growth
Expense Initiatives
Penetrate Cap Member Visits with TOI Clinics
Curate the Network
Get Patients Onto TOI Formulary
Year 3 Gross Profit PMPM of $15+
Gross Margin PMPM
Limited downside upon market entry with significant wraparound value as specialty pharmacy attach rate increases
Market Standup
Contracting
Personnel

Year	0	1	2	3
% of TOI Clinic Capture		10%	25%	30%
% Blended MLR[(1)]		83%	80%	79%

Notes:
Graphic above is highly illustrative and reflects delegated contracts
(1) Assumes 85% and 65% MLR for network and TOI clinic, respectively

Increasing Capture of Existing Delegated Members in TOI Clinics Creates Complementary Economics Across TOI Business Lines, Independent of New Contract Wins

Capitation Illustrative Unit Economics



TOI retains Part D drug economics through specialty pharmacy ownership
Capitation Rate
Drug Costs
Physician Costs
Medical Margin
Network Fees
TOI Profit

($ in thousands, except per script metrics and revenue PMPM)

	Year 1	Year 2	Year 3
Lives [1]	1,000	1,030	1,061
Illustrative PMPM	$50	$52	$54
PMPM Revenue	$50,000	$53,560	$57,373
(x) Blended MLR [2]	83%	80%	79%
Medical Margin	$8,500	$10,712	$12,048
TOI Clinic Visits	5	13	16
(x) Scripts per 1K Clinic Visits	20%	20%	20%
Rx Filled	1.0	2.6	3.2
(x) Revenue / Rx	$8,050	$8,050	$8,050
Specialty Pharmacy Revenue	$8,050	$20,930	$25,760
(x) Specialty Pharmacy Gross Margin	18%	18%	18%
Specialty Pharmacy Gross Profit	$1,449	$3,767	$4,637
Total Profit of 1,000 Capitated Lives	$9,949	$14,479	$16,685
Gross Profit PMPM	$9.95	$14.06	$15.73

Notes:
(1) Assumes 3% annual growth
(2) Assumes 85% and 65% MLR for network and TOI clinic, respectively

Consistent Revenue Growth Through TOI's History


Revenue(1) in Millions
$1
$10
$17
$26
$29
$38
$41
$42
$48
$64
$74
$113
$155
$188
$203
$252
$324
$393
$503
41% Revenue CAGR
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018(2)
2019
2020
2021
2022
2023
2024
2025
TOI Founded, CA
1st Value-Based Contract
Clinical Trials Established
1st Dispensaries Opened in CA
Over 10K Patients Cared for
TOI Welcomed as First Cohort of OCM Participants
Arizona Expansion
Private Equity Investment
NV Expansion
1st Outpatient Stem Cell Transplant
1st Gainshare Contract
De-SPAC
Florida Expansion
70th Clinic Opened
1st Pharmacy Opened
Oregon Expansion
1st Direct Health Plan Contract
1st Fully Delegated Network Contract

Notes:
(1) 2007-2017 revenue is cash basis, unaudited and pertains to the Predecessor entity only
(2) Predecessor revenue of $76M; Successor revenue of $37M

TOI Economic Model

	Patient Services		Wraparound Services	
	FFS	Capitation	Specialty Pharmacy	Clinical Research[1] and Other[2]
Description	• Billing insurance + copay per service provided by TOI • E&Ms • Infusions • Drug resale • Radiosurgery	• Contracts with managed care, IPA, and fully-delegated payors • Paid fixed per member, per month for a payor's population	• Billed to pharmacy benefits / PBM • Delivery of specialty oral and self-injectable meds, in clinic or to patient home	• Enrolling TOI patients into clinical trials, managed within TOI clinics • Bonuses for broad value and quality programs • Virtual behavioral care • Monetization of clinical data
Largest Cost Inputs	Oncology IV drugs and provider compensation	Oncology IV drugs and provider compensation	Oral and injectable drugs	Low variable cost; partner management fees
Revenue Mix (2025)	29%	16%	54%	1%
Future Volume Potential Growth	Medium	High	High	Medium
Margin Contribution	Low	High	Medium-High	Very High

Notes:
(1) In partnership with Helios Clinical Research
(2) Includes Other Revenue Such as Management Fees, Quality Bonuses, Data Monetization, and Behavioral Services

4Q25 Quarterly Results

Revenue

($ in millions)



$142.0
$0.7
$100.3
$2.5
$81.4
$47.6
$50.2
$59.8
4Q24
4Q25
Clinical Trials & Other
Specialty Pharmacy
Patient Services

Adjusted EBITDA(1)

($ in millions)



4Q24
4Q25
$0.1
($7.8)

Net Loss

($ in millions)



4Q24
4Q25
($7.5)
($13.2)

2025 Operational Highlights

- Achieved Adjusted EBITDA profitability in 4Q25
- Launched 70,000 new members in Florida with delegated network partner. MLR performance is on track
- AI is scaling in our RCM, pre-authorization process, and cell centers
- Opened Florida retail pharmacy

Notes:
(1) Adjusted EBITDA is a non-GAAP measure. Please see the appendix for a reconciliation to the nearest GAAP measure

Path to Breakeven and Future Profitability Levers

SG&A Declining as a Percentage of Revenue, Gross Margins Trending Higher



SG&A as a % of Rev.
Gross Margin
30%
28%
27%
25%
24%
22%
18%
20%
13%
13%
14%
15%
17%
15%
14%
16%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25

Relevant Financials

($ in millions)

Net Loss

($19.9)	($15.5)	($16.1)	($13.2)	($19.6)	($17.0)	($16.5)	($7.5)



Adjusted EBITDA(1)
($10.9)
($8.7)
($8.2)
($7.8)
($5.1)
($4.1)
($3.5)
$0.1
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25

Margin Levers

Gross Margin

- Leverage existing clinical labor
- Drive Specialty Pharmacy, Clinical Research, and behavioral attachment
- Drug procurement, Pathways, and buy-ins

Adj EBITDA Margin

- Leverage existing corporate and field infrastructure
- AI efficiencies
- Vendor diversification

Notes:
(1) Adjusted EBITDA is a non-GAAP measure. Please see the appendix for a reconciliation to the nearest GAAP measure



Recap: Investment Highlights

01

Leading national oncology-focused VBC Platform

02

Large TAM, with long-term growth driven by secular trends

03

19-year history[1] of differentiated care delivery, controlling costs and improving outcomes

04

Multiple growth channels across diversified business model

05

Management team with deep industry experience

06

28% revenue growth in 2025, with a breakeven Adjusted EBITDA in 4Q25; expecting positive Adjusted EBITDA in 2026

Notes:
(1) Figure as of March 2026

Appendix



Adjusted EBITDA Reconciliation

($ in thousands)	FOR THREE MONTHS ENDED								
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2023	Dec 31, 2024	Dec 31, 2025
Net loss	($16,113)	($15,479)	($19,888)	($16,504)	($17,009)	($19,585)	($18,754)	($13,182)	($7,508)
Depreciation and amortization	1,573	1,518	1,489	1,723	1,805	1,784	1,577	1,707	1,632
Interest expense, net	2,225	2,119	1,985	1,920	1,870	5,570	1,941	1,168	1,917
Income tax expense (benefit)	—	—	—	(10)	(61)	—	(86)	—	36
Non-cash addbacks	(102)	(69)	(39)	164	2,222	(163)	1,876	71	2,419
Share-based compensation	2,389	3,387	4,087	1,024	752	1,458	3,817	1,289	1,317
Goodwill impairment	—	—	—	—	—	—	—	—	—
Change in fair value of liabilities	(20)	(3,120)	—	6,127	4,040	3,352	1,488	(176)	(1,066)
Unrealized (gains) losses on investments	(18)	(34)	(82)	—	—	6	(206)	(4)	—
Practice acquisition-related costs	—	—	—	—	—	—	1	—	—
Practice acquisition deferred purchase price	45	186	130	13	13	13	487	13	7
Consulting and legal fees	352	244	176	782	507	332	55	69	409
Infrastructure and workforce costs	1,473	2,539	1,185	1,302	1,771	2,124	1,551	1,217	984
Transaction costs	—	—	18	—	1	—	1	—	—
Adjusted EBITDA(1)	($8,196)	($8,710)	($10,940)	($3,459)	($4,089)	($5,109)	($6,252)	($7,828)	$147

Notes:
(1) The Company includes adjusted EBITDA because it is an important measure which our management uses to assess the results of operations, to evaluate factors and trends affecting the business, and to plan and forecast future periods. Adjusted EBITDA is a "non-GAAP" financial measure within the meaning of Item 10 of Regulation S-K promulgated by the SEC. Management believes that this measure provides an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results, provides a more complete understanding of the Company's results of operations and the factors and trends affecting the business. However, non-GAAP financial measures should be considered a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The Company defines Adjusted EBITDA as net income (loss) adjusting for: Depreciation and amortization, Interest expense, net, Tax payments and penalties, Non-cash addbacks, Share-based compensation, Changes in fair value of liabilities, Unrealized (gains) losses on investments, Post combination compensation expense, Consulting and legal fees, Infrastructure and workforce costs, and Transaction costs. Non-GAAP financial measures used by management may differ from the non-GAAP measures used by other companies, including the Company's competitors. Management encourages investors and others to review the Company's financial information in its entirety, not to rely on any single financial measure.